UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2010
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
KeyCorp held its 2010 Annual Meeting of Shareholders on May 20, 2010, at One Cleveland Center, Cleveland, Ohio. Henry L. Meyer, Chairman of the Board and Chief Executive Officer, presided. At the meeting, shareholders elected all eleven of the directors nominated by the Board of Directors and ratified the appointment of Ernst & Young LLP as our independent auditors for 2010. Each director received a greater number of votes cast “for” his or her election than votes cast against his or her election as stated below. The shareholders also approved the 2010 KeyCorp Equity Compensation Plan. The management proposal to amend the Articles and Regulations to conform the voting rights of the Series B Preferred Stock issued to the United States Department of the Treasury (the “U.S. Treasury”) with the standard terms mandated by the U.S. Treasury under the Troubled Assets Relief Program, Capital Purchase Program, failed because the requisite number of votes for approval were not received from the Series A Preferred Stock holders.
Issue One — Election of Directors
Our shareholders elected eleven individuals to our Board of Directors as set forth below.

Name	Votes For	Abstentions	Broker Non-Votes
William G. Bares	556,563,771	128,341,118	73,572,760
Joseph A. Carrabba	564,117,850	120,787,042	73,572,760
Dr. Carol A. Cartwright	534,036,064	150,868,827	73,572,760
Alexander M. Cutler	540,507,282	144,397,609	73,572,760
Elizabeth R. Gile	589,604,233	95,300,658	73,572,760
Ruth Ann M. Gillis	589,788,485	95,116,406	73,572,760
Kristen L. Manos	589,190,227	95,714,665	73,572,760
Eduardo R. Menascé	557,508,018	127,396,873	73,572,760
Henry L. Meyer III	546,431,788	138,473,103	73,572,760
Edward W. Stack	589,434,942	95,469,950	73,572,760
Thomas C. Stevens	558,084,759	126,820,133	73,572,760
Issue Two — Approval of the 2010 KeyCorp Equity Compensation Plan
Our shareholders approved the 2010 KeyCorp Equity Compensation Plan as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes

598,224,443	83,212,476	3,450,047	73,590,685

Issue Three — Amendment to Articles and Regulations Concerning the Voting Rights of the Series B Preferred Stock
This issue requires receipt of (i) the affirmative vote of the holders of the Common Shares entitling them to exercise a majority of the voting power of such shares, (ii) the affirmative vote of the holders of the Series A Preferred Stock of KeyCorp entitling them to exercise two-thirds of the voting power of such shares, and (iii) the affirmative vote of the holder of the Series B Preferred Stock entitling it to exercise two-thirds of the voting power of such shares. Although the requisite number of votes was received from the common shareholders and the Series B Preferred Stock holder, less than two-thirds of the voting power of the Series A Preferred Stock voted to approve this issue, and accordingly it failed.

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes

Common Shares	662,924,866	17,279,494	4,729,483	73,590,685
Series A Preferred Stock	1,084,218	388,767	1,589	—
Series B Preferred Stock	25,000	—	—	—
Issue Four — Ratification of Ernst & Young LLP as independent auditors for 2010

Votes For	Votes Against	Abstentions	Broker Non-Votes

739,289,034	17,661,613	1,509,079	17,925
Issue Five — Advisory Approval of KeyCorp Executive Compensation Program

Votes For	Votes Against	Abstentions	Broker Non-Votes

322,682,561	418,099,427	17,693,063	2,600

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)
Date: May 24, 2010	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Vice President, Deputy General Counsel and Assistant Secretary

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